                                EXHIBIT (a)(5)

                             LETTER OF TRANSMITTAL

            To Tender Shares of Series A Cumulative Preferred Stock
                    (Or the Unexchanged Equivalent Thereof)

                                       of

                          Hallwood Energy Corporation
                       Pursuant to The Offer to Purchase
                              Dated April 10, 2001

                                       by

                            Pure Resources II, Inc.
                     an indirect wholly-owned subsidiary of
                              Pure Resources, Inc.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 8, 2001, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                           First Union National Bank

                By Mail:                          By Hand/Overnight Delivery:
1525 West W.T. Harris Blvd., 3C3, NC1153   1525 West W.T. Harris Blvd., 3C3, NC1153
     Charlotte, North Carolina 28288            Charlotte, North Carolina 28262
      Attn: Corporate Actions Unit                Attn: Corporate Actions Unit

                                 By Facsimile:
                                 (704) 590-7628

                             Confirm by Telephone:
                                 (888) 257-9919

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
      FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS
            LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED
                     THEREFORE AND COMPLETE THE SUBSTITUTE
                            FORM W-9 PROVIDED BELOW.
       THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      DESCRIPTION OF UNEXCHANGED EQUIVALENTS* FOR PREFERRED STOCK TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please Fill in, if blank,
    exactly as name(s)
       appear(s) on               Certificate(s) and Equivalents Tendered
      Certificate(s)              (Attach additional list, if necessary)
----------------------------------------------------------------------------
                                               Total Number
                                              of Equivalents      Number of
                              Certificate      Evidenced by      Equivalents
                              Number(s)**     Certificate(s)*    Tendered***
                            ------------------------------------------------

                            ------------------------------------------------

                            ------------------------------------------------

                            ------------------------------------------------

                            ------------------------------------------------

                             Total Shares:

--------------------------------------------------------------------------------
 * "Equivalents" means for purposes of this Letter of Transmittal, former Hallwood Energy Partners, L.P. Class C Units which represent the right to receive Preferred Stock. Payment for tenders of Equivalents shall be made on an as-exchanged basis. See Instruction 12.
 ** Need not be completed by stockholders delivering Equivalents by Book-Entry Transfer.
 *** Unless otherwise indicated, it will be assumed that all Equivalents evidenced by each Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

--------------------------------------------------------------------------------

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders."

  Stockholders whose certificates evidencing Shares or Equivalents ("Certificates") are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND COMPLETE THE
   AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S) CONTAINED IN THIS LETTER OF TRANSMITTAL.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: ________________________________________________

Account Number: _______________________________________________________________

Transaction Code Number: ______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________

Window Ticket No. (if any): ___________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Institution which Guaranteed Delivery: ________________________________

[_]CHECK HERE IF DELIVERED BY BOOK-ENTRY TRANSFER

Account Number (if delivered by Book-Entry Transfer): _________________________

Transaction Code Number: ______________________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Pure Resources II, Inc., a Delaware corporation (the "Purchaser") and an indirect wholly-owned subsidiary of Pure Resources, Inc., a Delaware corporation ("Pure Resources"), the above-described shares of Series A Cumulative Preferred Stock, $0.01 par value or the unexchanged Equivalent thereof (the "Preferred Stock") of Hallwood Energy Corporation, a Delaware corporation ("Hallwood"), pursuant to the Purchaser's offer to purchase all the outstanding shares of common stock, $0.01 par value (the "Common Stock"), of Hallwood, together with the associated preferred share purchase rights (the "Rights" and together with the Common Stock and the Preferred Stock, the "Shares") issued pursuant to the Rights Agreement dated June 8, 1999, as amended, between Hallwood and Registrar and Transfer Company, as Rights Agent and all the outstanding shares of Preferred Stock, at a price of $12.50 per share of Common Stock and $10.84 per share of Preferred Stock, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 10, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). For purposes of this Letter of Transmittal, Shares shall include former units of Hallwood Energy Partners, L.P. Class C which now represent the right to receive Preferred Stock, and payment for tenders of such Equivalents shall be made on an as-exchanged basis. See Instruction 12. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to any affiliate of Pure Resources the right to purchase Shares tendered pursuant to the Offer.

  Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of the Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Distributions for cancellation and transfer on Hallwood's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and, subject to the terms of the Merger Agreement, may deduct from the purchase price the amount or value thereof, as determined by the Purchaser, in its sole discretion.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby irrevocably appoints Jack D. Hightower or William K. White and each of them, and any other designees of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Hallwood's stockholders or otherwise act (including pursuant to written consent) in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act with respect to, all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting and other rights with respect to such Shares, including voting at any stockholders meeting then scheduled.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase to Purchaser and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the tendered Shares. The Purchaser's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. Any stockholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.



     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5, 6 and 7)         (See Instructions 1, 4, 5, 6 and
                                                           7)


  To be completed ONLY if the
 check for the purchase price of            To be completed ONLY if the
 Shares or Certificates evidencing         check for the purchase of Shares
 Shares not tendered or not                purchased or Certificates
 purchased are to be issued in the         evidencing Shares not tendered or
 name of someone other than the            not purchased are to be mailed to
 undersigned.                              someone other than the
                                           undersigned, or to the
                                           undersigned at an address other
                                           than that shown under
                                           "Description of Shares Tendered."

 Issue check and/or certificate(s)
 to:


 Name: ____________________________
           (Please Print)                  Mail check and/or certificate(s)
                                           to:
 Address __________________________

 __________________________________        Name: ____________________________
         (Include Zip Code)                           (Please Print)


 ----------------------------------        Address __________________________

 Taxpayer Identification or Social
          Security Number                  ----------------------------------
    (see Substitute Form W-9 on                    (Include Zip Code)
           reverse side)

                                   IMPORTANT

                           STOCKHOLDER(S): SIGN HERE

                (Please Complete Substitute Form W-9 on Page 11)

 ____________________________________________________________________________

 ____________________________________________________________________________
                           Signature(s) of Holder(s)

 Dated: _______________________________________________________________, 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates representing Shares or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

 Name(s):____________________________________________________________________

      _____________________________________________________________________
                                  Please Print

 Capacity: __________________________________________________________________
                           Please Provide Full Title

 Address:____________________________________________________________________
                                                        (Include Zip Code)

 Telephone No.:______________________________________________________________
                               Include Area Code

 Taxpayer Identification or
 Social Security Number: ____________________________________________________
                    See Substitute Form W-9 on Reverse Side

       GUARANTEE OF SIGNATURE(S) (If Required--see Instructions 1 and 5)

 SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL
 INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE PROVIDED BELOW.


 ____________________________________________________________________________

                   THIS SECTION TO BE COMPLETED AND NOTARIZED
                 ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATE(S)

                 AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)

 (Shareholder Information)
 STATE OF _____________________________ NAME AND ADDRESS ______________________
 COUNTY OF ____________________________ CITY/STATE/ZIP ________________________
 CERTIFICATE NUMBER(S)* ________, FOR _____ Unit(s) of Hallwood Energy Partners, L.P. Class C

 The undersigned person(s), being first duty sworn, deposes and says that:

   I am the lawful owner of the above described certificate(s). The certificate(s) has (have) not been endorsed, cashed, negotiated, transferred, assigned, or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of tendering the certificate(s) without surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I, in consideration of the proceeds of the tender of the Shares represented by the certificate(s), agrees to completely indemnify, protect, and save harmless Hallwood Energy Corporation, Pure Resources, Inc., the Purchaser, Registrar and Transfer Co., the Depositary and Seaboard Surety Company (the "Obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s), the tender and purchase of Shares represented thereby and distribution of the proceeds of the certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight, or breach of any duty or obligation on the part of Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach, or failure may occur or have occurred. I agree that this affidavit is to be delivered to accompany a bond of indemnity underwritten by Seaboard Surety Company to protect the foregoing parties.

 Signed, sealed and delivered by Affiant this ____  PLEASE ALSO SIGN AND
 day of ______, 2001                                COMPLETE THE PREVIOUS PAGE
 Signature of Affiant _________________ Signature of Co-Affiant ______________

 On this ____ day of _______, 2001 before me personally appeared known to me to be the individual(s) who
 executed the foregoing instrument, and, being duly sworn, did depose and say that the statements contained therein are true.

 (AFFIX NOTARY SEAL)

 My commission expires ____________  Notary Public ____________________

 * If you do not have a record of your certificate number(s), leave line blank. These numbers will be researched by the Depositary.

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution," and collectively, "Eligible Institutions"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders either if Certificates representing Shares are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, must be received by the Depositary at one of the Depositary's addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedures for book-entry transfer (and a Book Entry Confirmation received by the Depositary), in each case, prior to the Expiration Date, or (ii) the tendering stockholder must comply with the guaranteed delivery procedure set forth below.

  Stockholders whose Certificates representing Shares are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis or for whom time will not permit all required documents to reach the Depositary prior to the Expiration Date, may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser (or facsimile thereof), must be received by the Depositary prior to the Expiration Date and (iii) the certificates for (or a Book-Entry Confirmation with respect to) such Shares, together with this properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq National Market is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

  The method of delivery of Certificates representing Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Certificates representing Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares evidenced by such Certificates representing Shares and the number of Shares tendered should be listed on a separate schedule attached hereto.

  4. Partial Tenders. If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Certificates for the remainder of the Shares that were evidenced by the Certificate(s) representing Shares delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such shares without any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

   When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and tendered hereby, no endorsements of Certificates or separate stock powers are required unless payment or Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s), in which case the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) or such Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificates. Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

   6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price of any Shares is to be made to, or if Certificates evidencing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s), or if tendered Certificates representing Shares are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person or otherwise payable on the account of the transfer to such other person) will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates evidencing the Shares tendered hereby.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or Certificates not accepted for payment are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse side of this Letter of Transmittal should be completed. Any stockholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

   8. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, the Purchaser reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

   9. Substitute Form W-9. The tendering stockholder (or other payee) is required, unless an exemption applies, to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or U.S. federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury, that such number is correct and that the stockholder (or other payee) is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9 before signing such Form. Failure to furnish the correct TIN on the Substitute Form W-9 may subject the tendering stockholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 31%. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all such payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

   10. Lost or Destroyed Certificates. If any Certificate(s) has (have) been lost or destroyed, the stockholder should check the appropriate box on the Letter of Transmittal and complete the Affidavit of Lost or Destroyed Certificate(s) contained in this Letter of Transmittal. Hallwood's stock transfer agent will then instruct such stockholder as to further procedures, if any, to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed Certificates have been followed.

   11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the locations and telephone numbers set forth below.

   12. Payment Ratios for Unexchanged Equivalents to Preferred Stock. Persons who tender former Hallwood Energy Partners, L.P. Class C Units (the "Units") which now represent the right to receive shares of Preferred Stock will receive an amount of cash which represents the product of (i) the offer price of $10.84 per share of Preferred Stock times (ii) the number of shares of Preferred Stock which would be exchangeable for the Units.

  IMPORTANT: This Letter of Transmittal (or a facsimile copy thereof), together with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message, and Certificates, or a Book-Entry Confirmation, for Shares and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery (or a facsimile copy thereof) must be received by the Depositary, on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a stockholder surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with his correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, his TIN is such stockholder's social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 31% of all payments of the purchase price.

   Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit a Form W-8 BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax

Withholding, Form W-8 ECI, Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States, Form W-8 EXP, Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding, or Form W-8 IMY, Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding, whichever is applicable, signed under penalties of perjury, attesting to his exempt status. This form can be obtained from the Depositary. Exempt stockholders, other than foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal, certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (2) that the stockholder is not subject to backup withholding because (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

   The stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

                    PAYER'S NAME: FIRST UNION NATIONAL BANK


 PAYEE'S NAME:
--------------------------------------------------------------------------------
 BUSINESS NAME (IF DIFFERENT):
--------------------------------------------------------------------------------
 ADDRESS:
--------------------------------------------------------------------------------
 MARK APPROPRIATE BOX:  Individual/Sole Proprietor
                                            Corporation   Partnership    Other


--------------------------------------------------------------------------------


                        Part 1--PLEASE PROVIDE YOUR
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.

 Form W-9                                              ----------------------
 Department of                                         Social Security Number
 the Treasury

 Internal Revenue                                                OR
 Service


                                                       ----------------------
 Payer's Request for Taxpayer                          Employer Identification
 Identification Number ("TIN")                                Number(s)
--------------------------------------------------------------------------------
 Part 2--Certification--Under Penalties of Perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
     Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
--------------------------------------------------------------------------------
 Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

                                                            [_] Part 3--
 SIGNATURE ____________________  DATE ________ , 2001       Awaiting TIN


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter may be withheld until I provide a taxpayer identification number.

 Signature ________________________      Date _____________________

  Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the locations and telephone numbers set forth below:

                    The Information Agent for the Offer is:
                 [GEORGESON SHAREHOLDER COMMUNICATIONS LOGO]

                               111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                 Banks and Brokers call collect (201) 896-1900
                   All Others Call Toll Free: (888) 363-6651



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